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                                                                  EXHIBIT 10.1


                                   PROMISSORY NOTE

$________________                                         San Diego, California
                                                                 August 7, 1998


          FOR VALUE RECEIVED, the undersigned, _______________ (the "Borrower") promises to pay to PriceSmart, Inc., a Delaware corporation, (the "Company"), or order, the principal amount of __________________________ dollars ($____________) with interest from the date hereof on the unpaid principal balance under this Note at the rate of six percent (6%) per annum (on the basis of a 360-day year and the actual number of days elapsed). The principal amount of this Note shall be due and payable on or before the earlier of six years from the date of this Note, or the date on which the indebtedness under this Note is accelerated as provided for under this Note or the Pledge Agreement (as defined below). The interest payable under this Note shall be payable in bi-monthly installments throughout the term of this Note. Any accrued and unpaid interest under this Note shall be due and payable concurrently with principal.

          Borrower agrees that, while Borrower is employed by the Company, all bi-monthly interest payments under this Note shall be made to the Company or its order in regular bi-monthly payroll deductions, beginning _____________________. All payments under this Note shall be made to the Company or its order in lawful money of the United States of America at the offices of the Company at its then principal place of business or at such other place as the Company or any holder hereof shall designate for such purpose from time to time.

          Each payment under this Note shall be applied in the following order: (i) to the payment of costs and expenses provided for under this Note or the Pledge Agreement; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The

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Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

          This Note may be prepaid in whole or in part at any time, after five (5) days written notice of Borrower's intention to make any such prepayment, which notice shall specify the date and amount of such prepayment. Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid. After any partial prepayment hereunder, interest shall be computed on the principal balance due after deducting the principal portion of such prepayment. Any such partial prepayment shall be applied against the principal due at maturity.

          Upon the occurrence of a default under this Note or the Pledge Agreement, including, without limitation, failure to make any principal or interest payment by the stated maturity date (whether by acceleration, notice of prepayment or otherwise), interest shall thereafter accrue on the entire unpaid principal balance under this Note, including without limitation any delinquent interest which has been added to the principal amount due under this Note pursuant to the terms hereof, at the rate set forth herein. In addition, upon the occurrence of a default under this Note or the Pledge Agreement the holder of this Note may, at its option, without notice to or demand upon Borrower or any other party, declare immediately due and payable the entire principal balance hereof together with all accrued and unpaid interest thereon, plus any other amounts then owing pursuant to this Note or the Pledge Agreement, whereupon the same shall be immediately due and payable. On each anniversary of the date of any default under this Note and while such default is continuing, all interest which has become payable and is then delinquent shall, without curing the default under this Note by reason of such delinquency, be added to the principal amount due under this Note, and shall thereafter bear

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interest at the same rate as is applicable to principal, with interest on overdue interest to bear interest, in each case to the fullest extent permitted by applicable law, both before and after default, maturity, foreclosure, judgment and the filing of any petition in a bankruptcy proceeding. Notwithstanding anything in this Note to the contrary, in no event shall interest be charged under this Note which would violate any applicable law, and if the interest set forth in this Note would violate any law it shall be reduced to an amount which would not violate any law.

          This Note is secured under that certain Pledge Agreement, dated as of August 7, 1998, by and between Borrower and the Company (as amended, modified or supplemented from time to time, the "PLEDGE AGREEMENT"). Reference is hereby made to the Pledge Agreement for a description of the nature and extent of the security for this Note and the rights with respect to such security of the holder of this Note. Nothing herein shall be deemed to limit the rights of the Company under this Note or the Pledge Agreement, all of which rights and remedies are cumulative.

          No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

          If any default occurs in any payment due under this Note, Borrower and all guarantors and endorsers hereof, and their successors and assigns, promise to pay any expenses, including attorneys' fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder's rights or remedies under this Note on account of

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any past or future defaults shall be deemed to have been waived by the holder's acceptance of any past due payments or by any indulgence granted by the holder to Borrower.

          Notwithstanding anything to the contrary herein, if Borrower's employment with the Company shall be terminated for any reason, the outstanding principal and accrued but unpaid interest under this Note shall become immediately due and payable.

          Borrower and all guarantors and endorsers hereof, and their successors and assigns, hereby waive presentment, demand, diligence, protest and notice of every kind (except such notices as may be required under the Pledge Agreement), and agree that they shall remain liable for all amounts due under this Note notwithstanding any extension of time or change in the terms of payment of this Note granted by any holder hereof, any change, alteration or release of any property now or hereafter securing the payment hereof or any delay or failure by the holder hereof to exercise any rights under this Note or the Pledge Agreement. Borrower and all guarantors and endorsers hereof, and their successors and assigns, hereby waive the right to plead any and all statutes of limitation as a defense to a demand under this Note to the full extent permitted by law.

          This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of Borrower. Each reference herein to powers or rights of the Company shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

          Notwithstanding any other provision of this Note or the Pledge Agreement, there shall be no recourse against the Borrower for any liability to the Company arising in connection with any breach or default under this Note or the Pledge Agreement except to the extent the same is enforced against the Collateral (as defined in the Pledge Agreement), and the Company shall

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look solely to the Collateral in enforcing rights and obligations under and in connection with the Note and the Pledge Agreement.

          In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

          This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to conflicts of law.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the day and year first written above.

                                      ________________________________________


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PROMISSORY NOTE


                                                       DATE OF PLEDGE
         BORROWER          DATE          AMOUNT          AGREEMENT
        ----------        ------      -----------      --------------
Robert M. Gans            8/7/98      $ 94,937.50          8/7/98
Karen J. Ratcliff         8/7/98      $ 94,937.50          8/7/98
Thomas D. Martin          8/7/98      $108,500.00          8/7/98
Kurt A. May              10/19/98     $ 86,516.00         10/19/98
